UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 11, 2017

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE: Pursuant to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K filed on May 11, 2017, for the event dated May 11, 2017, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Businesses Acquired.
The following financial statements required to be disclosed under Item 9.01(a) of Form 8-K for Hotel Yountville, LLC are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

Hotel Yountville:

•	Audited financial statements of Hotel Yountville, LLC as of and for the years ended September 30, 2016 and 2015

•	Unaudited financial statements of Hotel Yountville, LLC as of December 31, 2016 and September 30, 2016 and for the three months ended December 31, 2016 and 2015
(b) Pro Forma Financial Information.
The unaudited pro forma financial information required to be disclosed under Item 9.01(b) of Form 8-K as of and for the three months ended March 31, 2017 and the year ended December 31, 2016, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
(d) Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of Green and Green, dated July 17, 2017
99.1	Historical Financial Statements of Hotel Yountville, LLC
99.2	Unaudited Pro Forma Financial Information of Ashford Hospitality Prime, Inc.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 17, 2017

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DERIC S. EUBANKS
Deric S. Eubanks
Chief Financial Officer